Exhibit 10.20

PURCHASE AGREEMENT

PURCHASE AGREEMENT, dated [•], 2015 (this “Agreement”), by and among the sellers listed on Schedule I hereto, as sellers (collectively, the “Sellers” and each, a “Seller”), and Virtu Financial, Inc., a Delaware corporation, as purchaser (the “Purchaser”).

WHEREAS, the Board of Directors of the Purchaser (the “Board”) has determined to effect an underwritten initial public offering (the “IPO”) of the Purchaser’s Class A common stock, par value $0.00001 per share (the “Class A Common Stock”);

WHEREAS, in connection with the consummation of the IPO, each Seller (in the case of Virtu Employee Holdco LLC, a Delaware limited liability company (“Employee Holdco”), on behalf of certain of its members (the “Selling Employee Holdco Members”)) wishes to sell to the Purchaser, and the Purchaser wishes to purchase from each Seller, the number of non-voting common interest units (“Virtu Financial Units”) of Virtu Financial LLC, a Delaware limited liability company, and shares of the Purchaser’s Class C common stock, par value $0.00001 per share (the “Class C Common Stock”), set forth opposite such Seller’s name on Schedule I hereto; and

WHEREAS, pursuant to the Redemption Agreement (the “Redemption Agreement”) entered into by Employee Holdco, and the Selling Employee Holdco Members, Employee Holdco shall distribute the proceeds it receives in its capacity as a Seller under this Agreement to such Selling Employee Holdco Members.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

1.1                               Definitions.  As used in this Agreement, and unless the context requires a different meaning, the following terms shall have the meanings set forth below:

“Additional Closing” means each closing of the purchase of Additional Purchased Paired Interests.

“Additional Closing Sellers” means the Sellers listed as “Additional Closing Sellers” on Schedule I hereto.

“Additional IPO Closing” means any additional closing of the sale of Class A Common Stock in the IPO pursuant to the exercise of the underwriters’ over-allotment option, which closing may occur on the same date and time as the IPO Closing.

“Additional Purchased Paired Interests” means the number of Paired Interests to be sold by any Additional Closing Seller at an Additional Closing set forth opposite such Additional Closing Seller’s name under the column entitled “Initial Purchased Paired Interests” on Schedule I hereto.

“Closings” means the Additional Closing together with the Initial Closing.

“Commission” means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

“Discounted Price” means (i) the IPO Price less (ii) the Per Share Underwriting Discount.

“Governmental Authority” means the government of any nation, state, city, locality or other political subdivision of any thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Initial Closing” means the closing of the purchase of the Initial Purchased Paired Interests.

“Initial Closing Sellers” means the Sellers listed as “Initial Closing Sellers” on Schedule I hereto.

“Initial Purchased Paired Interests” means the number of Paired Interests set forth opposite such Seller’s name under the column entitled “Initial Purchased Paired Interests” on Schedule I hereto.

“IPO Closing” means the initial closing of the sale of Class A Common Stock in the IPO.

“IPO Price” means the per share public offering price for the Class A Common Stock.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or other security interest of any kind or nature whatsoever.

“Paired Interest” or “Paired Interests” means one or more Virtu Financial Units together with an equal number of shares of Class C Common Stock.

“Per Share Underwriting Discount” means the underwriting discount per share paid to the underwriters in the IPO.

“Person” means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

ARTICLE 2

PURCHASE AND SALE OF PAIRED INTERESTS

2.1                               Purchase and Sale.

(a)                                 Subject to the terms herein set forth, at the Initial Closing (as defined herein), (i) each Initial Closing Seller (in the case of Employee Holdco, on behalf of each Selling Employee Holdco Member) agrees (severally and not jointly) to sell, convey, assign and transfer to the Purchaser the Initial Purchased Paired Interests, and the Purchaser agrees to purchase such Initial Purchased Paired Interests from such Initial Closing Seller for a purchase price equal to the IPO Price per Initial Purchased Paired Interest and (ii) each Initial Closing Seller (in the case of Employee Holdco, on behalf of each Selling Employee Holdco Member) shall be responsible for the Per Share Underwriting Discount with respect to each Initial Purchased Paired Interest sold, conveyed, assigned and transferred by such Initial Closing Seller.  For administrative convenience, the net amount per Initial Purchased Paired Interest paid to such Initial Closing Seller by the Purchaser shall be the Discounted Price.

(b)                                 Subject to the terms herein set forth, at each Additional Closing (as defined herein), (i) each Additional Closing Seller agrees (severally and not jointly) to sell, convey, assign and transfer to the Purchaser the Additional Purchased Paired Interests, and the Purchaser agrees to purchase such Additional Purchased Paired Interests from such Seller for a purchase price equal to the IPO Price per Additional Purchased Paired Interest and (ii) each Additional Closing Seller shall be responsible for the Per Share Underwriting Discount with respect to each Additional Purchased Paired Interest sold, conveyed, assigned and transferred by such Additional Closing Seller.  For administrative convenience, the net amount per Additional Purchased Paired Interest paid to such Additional Closing Seller by the Purchaser shall be the Discounted Price.

2.2                               Closing.

(a)                                 The Initial Closing shall occur at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York, 10019 immediately following the IPO Closing.

(b)                                 Each Additional Closing shall occur at the offices of Paul, Weiss, Rifkind, Wharton and Garrison LLP, 1285 Avenue of the Americas, New York, New York, 10019 immediately after the related Additional IPO Closing.

(c)                                  At each Closing, (i) the Purchaser shall deliver to each Seller the Discounted Price for each Initial Purchased Paired Interest or Additional Purchased Paired Interest, as applicable, being purchased by the Purchaser from such Seller as set forth in Section 2.1, by wire transfer of immediately available funds to a bank account designated in writing by such Seller and (ii) each Seller shall deliver to the Purchaser (A) a duly endorsed instrument of assignment with respect to the Virtu Financial Units included in the Initial Purchased Paired Interests or the Additional Purchased Paired Interests being sold at such Closing in substantially the form attached hereto as Exhibit A (a “Virtu Financial Unit Assignment Agreement”) and (B) the number of shares of Class C Common Stock, included in the Initial Purchased Paired Interests or the Additional Purchased Paired Interests being sold at such Closing in book entry or certificated form, as applicable.

2.3                               Conditions to Closing.

(a)                                 The obligations of the Purchaser and each Seller to be performed at any Closing shall be conditioned upon the simultaneous or prior completion of the IPO Closing or the applicable Additional IPO Closing.

(b)                                 The obligations of the Purchaser to be performed at any Closing shall be subject to the condition that the representations and warranties set forth in Article 4 shall be true and correct as of such Closing as if then made.

(c)                                  The obligations of each Seller to be performed at any Closing shall be subject to the condition that the representations and warranties of Purchaser set forth in Article 3 shall be true and correct as of such Closing as if then made.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE SELLERS

Each of the Sellers represents, warrants, and agrees, severally with respect to itself only, as of the date hereof as follows:

3.1                               Capacity; Authority; Execution and Delivery; Enforceability.  To the extent that such Seller is an individual, such Seller has the legal capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby.   To the extent that such Seller is an entity, such Seller has the full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.  To the that extent such Seller is an entity, the execution and delivery by such Seller of this Agreement and the consummation by such Seller of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Seller and no other proceedings on the part of such Seller are necessary to approve this Agreement and to consummate the transactions contemplated hereby. Such Seller has duly executed and delivered this Agreement (and will duly execute and deliver any Virtu Financial Unit Assignment Agreement), and, assuming due execution and delivery by the Purchaser, each such agreement constitutes or will constitute the legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

3.2                               Title.  Such Seller owns beneficially and of record and has full power and authority to convey, free and clear of any Liens, the Virtu Financial Units and shares of Class C Common Stock included in the Initial Purchased Paired Interests or Additional Purchased Paired Interests, as applicable, set forth opposite its name on Schedule I hereto (subject to any transfer restrictions of general applicability as may be provided under the Securities Act and the “blue sky” laws of the various states of the United States).  Assuming the Purchaser has the requisite power and authority to be the lawful owner of the Virtu Financial Units and shares of Class C Common Stock, upon such Seller’s receipt of the applicable purchase price and the transfer of the Initial Purchased Paired Interests or Additional Purchased Paired Interests at the Initial Closing or any Additional Closing, as applicable, good, valid and marketable title to the Virtu Financial Units and shares of Class C Common Stock included in the Initial Purchased Paired Interests or any Additional Purchased Paired Interests, as applicable, will pass to the Purchaser, free and clear of any Liens.

3.3                               No Conflicts.  Neither the execution nor the delivery of this Agreement (and any Virtu Financial Unit Assignment Agreement) nor the consummation of the transactions contemplated hereby will (i) result in any breach of or constitute a default under any term of any material agreement, mortgage, indenture, license, permit, lease, or other instrument, or (ii) conflict with or result in a violation of any judgment, decree, order, law, or regulation by which such Seller is bound.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser makes the following representations and warranties for the benefit of the Sellers as of the date hereof:

4.1                               Organization, Standing and Power.  The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized.

4.2                               Authority; Execution and Delivery; Enforceability.  The Purchaser has the full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Purchaser and no other proceedings on the part of the Purchaser are necessary to approve this Agreement and to consummate the transactions contemplated hereby.  The Purchaser has duly executed and delivered this Agreement, and, assuming due execution and delivery by the Sellers, this Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

4.3                               No Conflicts.  Neither the execution nor the delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any breach of or constitute a default under any term of any material agreement, mortgage, indenture, license, permit, lease, or other instrument or (ii) conflict with or result in a violation of any judgment, decree, order, law or regulation by which the Purchaser is bound.

ARTICLE 5

MISCELLANEOUS

5.1                               Notices.  All notices or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telecopied or sent by certified, registered or express mail, postage prepaid.  Any such notice shall be deemed given when so delivered personally, telecopied or sent by certified, registered or express mail, as follows:

(a)                                 If to a Seller, to the address indicated below the name of such Seller on Schedule I hereto.

(b)                                 If to the Purchaser, to:

Virtu Financial, Inc.

900 Third Avenue
New York, NY 10022-1010
Telephone:  (212) 418-0100

Facsimile: (212) 418 0100
Attention:  General Counsel

With a copy to (which shall not constitute actual or constructive notice):

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY  10019-6064
Telephone:  (212) 373-3000
Facsimile:  (212) 757-3990
Attention:  John C. Kennedy, Esq.

Any party may by notice given in accordance with this Section 5.1 designate another address or person for receipt of notices hereunder.

5.2                               Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto.  No

Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.  No party hereto may assign its rights under this Agreement without the prior written consent of the other party hereto.

5.3                               Amendment and Waiver.

(a)                                 No failure or delay on the part of the Sellers or the Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Sellers or the Purchaser at law, in equity or otherwise.

(b)                                 Any amendment, supplement or modification of or to any provision of this Agreement and any waiver of any provision of this Agreement shall be effective only if it is made or given in writing and signed by the Sellers and the Purchaser.

5.4                               Counterparts.  This Agreement may be executed in any number of counterparts and in separate counterparts, all of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Facsimile signatures or signatures received as a .pdf attachment to electronic mail shall be treated as original signatures for all purposes of this Agreement.  This Agreement shall become effective when, and only when, each party hereto shall have received a counterpart signed by all of the other parties hereto.

5.5                               Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

5.6                               Governing Law.  This agreement shall be governed by and construed in accordance with the laws of the State of Delaware.  The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this agreement or the transactions contemplated hereby shall be brought in the Delaware chancery court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

5.7                               Severability.  If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

5.8                               Entire Agreement.  This Agreement, together with the schedules and exhibits hereto, are intended by the parties as a final expression of their agreement and are intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

5.9                               Further Assurances.  Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.

[SELLER]

By:
Name:
Title:

[Signature Page to Purchase Agreement]

VIRTU FINANCIAL, INC.

By:
Name:
Title:

[Signature Page to Purchase Agreement]

Schedule I

Initial Purchased Paired Interests.

Name and Address of Initial Closing Sellers	Initial Purchased Paired Interests	Class
[ ]
Address: [ ]	[ ]	[ ]

Additional Purchased Paired Interests.

Name and Address of Additional Closing Sellers	Additional Purchased Paired Interests	Class
[ ]
Address: [ ]	[ ]	[ ]

EXHIBIT A

[FORM OF] ASSIGNMENT AGREEMENT

ASSIGNMENT AGREEMENT (this “Agreement”), dated as of [•], 2015, by and among the sellers listed as “Sellers” on the signature pages hereto, as sellers (collectively, the “Sellers” and each, a “Seller” (in the case of Employee Holdco, on behalf of each Selling Employee Holdco Member)), and Virtu Financial, Inc., a Delaware corporation (the “Purchaser”), and Virtu Financial LLC, a Delaware limited liability company (“Virtu Financial”).  Each capitalized term used herein without definition shall have the meaning assigned to it in the Purchase Agreement (as defined below).

RECITALS

WHEREAS, the Purchaser, the Sellers entered into a Purchase Agreement, dated as of [•], 2015 (the “Purchase Agreement”), pursuant to which each Seller (in the case of Employee Holdco, on behalf of each Selling Employee Holdco Member) agreed to sell, assign, convey and transfer Virtu Financial Units to the Purchaser; and

WHEREAS, the Purchaser has agreed to purchase such Virtu Financial Units from each Seller pursuant to the Purchase Agreement.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and in the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement agree as follows:

1.                                      Transfer.  Each Seller (in the case of Employee Holdco, on behalf of each Selling Employee Holdco Member) hereby sells, assigns, conveys and transfers to the Purchaser the number of Virtu Financial Units set forth below its signature on the signature pages hereto.

2.                                      Acknowledgement of Sale by Virtu Financial.  Virtu Financial hereby acknowledges the sale, assignment, conveyance and transfer by each Seller (in the case of Employee Holdco, on behalf of each Selling Employee Holdco Member) to the Purchaser of the number of Virtu Financial Units set forth under such Seller’s signature hereto and shall cause the member schedule to its Second Amended and Restated Limited Liability Company Agreement to be amended to reflect the sale and transfer of Virtu Financial Units as contemplated in the Purchase Agreement and herein.

3.                                      Governing Law.  This agreement shall be governed by and construed in accordance with the laws of the State of Delaware.  The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this agreement or the transactions contemplated hereby shall be brought in the Delaware chancery court or, if such court shall not have jurisdiction, any federal court located in the State of Delaware or other Delaware state court, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

4.                                      Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

5.                                      Further Assurances.  Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

6.                                      Counterparts.  This Agreement may be executed in any number of counterparts and in separate counterparts, all of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the Parties to this Agreement as of the date first written above.

Sellers:

Name:
Number of Virtu Financial
Units:

[ADDITIONAL SELLERS]

[Signature Page to Assignment Agreement]

Virtu Financial, Inc.

By:
Name:
Title:

Virtu Financial LLC

By:
Name:
Title:

[Signature Page to Assignment Agreement]